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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 23, 1998
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                              The Maxim Group, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                 1-13099               58-2060334
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)

210 TownPark Drive, Kennesaw, Georgia                                   30144
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (770) 590-9369
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On June 23, 1998, The Maxim Group, Inc. ("Maxim") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Shaw Industries, Inc. and its wholly owned subsidiary, Shaw Carpet Showplace, Inc.(collectively, "Shaw"), pursuant to which Maxim has agreed to acquire substantially all of the residential retail store assets of Shaw. These assets include approximately 275 retail stores with annual revenues of approximately $575 million. The transaction (including assumption of certain indebtedness by Maxim) is valued at approximately $115 million. Under the terms of the Merger Agreement, Maxim will issue to Shaw 3,150,000 shares of Maxim common stock, a one year note in the principal amount of $18 million and $25 million in cash.

         The transaction is subject to the receipt of appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Merger Agreement.

         Based in the Atlanta suburb of Kennesaw, Maxim is a leading retailer of floorcovering and the industry's only publicly traded franchisor. The Maxim network incorporates approximately 650 store fronts, including 77 company owned operations. Maxim supplies its network with merchandising programs including advertising, merchandising, consultation in administration and human resource development. Maxim's Image Industries division is a leading manufacturer of polyester carpet and fiber. In addition, to Image carpet, Maxim supplies its network with floorcovering products such as wood, tile, and carpet from the industry's leading manufacturers.

         Shaw Industries, Inc., with its corporate offices in Dalton, Georgia, manufacturers and sells carpeting and rugs throughout the United States, Australia and Mexico, and exports to Canada and many other countries. Through its commercial dealers the Company also sells other flooring products and provides installation and other services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

         2.1 - Agreement and Plan of Merger, dated as of June 23, 1998, between The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc. and Shaw Carpet Showplace, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE MAXIM GROUP, INC.

                                         By: /s/ Thomas P. Leahey
                                             -----------------------------------
                                             Thomas P. Leahey
                                             Executive Vice President, Finance

Dated: June 25, 1998


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                                  EXHIBIT INDEX

    EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
    -----------                   ----------------------
       2.1           Agreement and Plan of Merger, dated as of June 23, 1998,
                     between The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw
                     Industries, Inc. and Shaw Carpet Showplace, Inc.